UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 30, 2009

FIFTH THIRD BANCORP

(Exact Name of Registrant as Specified in Its Charter)

OHIO

(State or Other Jurisdiction of Incorporation)

001-33653	31-0854434
(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center
38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(800) 972-3030

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) As part of the transaction described in Item 8.01 below, Charles Drucker resigned as the Executive Vice President of Fifth Third Bancorp (“Fifth Third”) on June 30, 2009 and assumed the role of President and Chief Executive Officer of Fifth Third Processing Solutions, LLC (“FTPS LLC”).

Item 7.01	Regulation FD Disclosure.

A copy of the press release announcing the matters discussed below in Item 8.01 is attached hereto as Exhibit 99.1 and is incorporated herein. The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 8.01	Other Events.

As previously announced, Fifth Third and Advent International (“Advent”) entered into a master investment agreement pursuant to which Advent would purchase a majority interest in Fifth Third’s processing business. On June 30, 2009, the parties amended the master investment agreement to finalize the closing terms (as amended, the “Investment Agreement”) and consummated the sale transaction.

As part of the transaction, Fifth Third’s Ohio bank contributed assets to FTPS LLC, a wholly owned subsidiary of a limited liability company (“Holdco”) in which a company owned by Advent (“Buyer”) purchased an approximate 51% interest for approximately $560 million (including a similar percentage interest in another subsidiary of Fifth Third that holds foreign assets of the business). Fifth Third retained the remaining approximate 49% interest in Holdco and also received warrants to purchase additional interests in Holdco of up to approximately 10% of the equity of the new company on a fully-diluted basis that are exercisable in certain circumstances. [Additionally, an approximate .1% interest in Holdco was acquired by the CEO of FTPS LLC. ]

FTPS LLC also entered into an Amendment and Restatement Agreement and Reaffirmation and assumed an amended Loan Agreement and several term notes, which are secured by the assets of FTPS LLC, and are payable to Fifth Third’s Michigan Bank and other subsidiaries of Fifth Third in an aggregate amount of $1.25 billion. Fifth Third’s Michigan bank is also providing FTPS LLC with a $125 million revolving credit facility.

Under the terms of the amended and restated limited liability company agreement of Holdco (the “Operating Agreement”), Advent will name 5 Holdco directors and Fifth Third will name 4 Holdco directors. Each party also has limited pre-emptive rights and is restricted from selling its interests in certain circumstances. Also, under the Operating Agreement, Advent has the right to require Fifth Third to purchase its interests in Holdco upon the occurrence of certain events.

Holdco and its members also entered into a registration rights agreement (the “Registration Rights Agreement”) pursuant to which, among other things, Fifth Third has the right beginning three years from today to cause Holdco (or a successor entity formed for such purpose) to register its securities in a public offering.

The foregoing descriptions of the Investment Agreement, the Warrant Agreement, the Amendment and Restatement Agreement and Reaffirmation, the Loan Agreement, the Registration Rights Agreement and the Amended and Restated Limited Liability Company Agreement, are qualified in their entirety by reference to the full text of those documents, copies of which are filed as exhibits hereto and are fully incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits:

2.1	Master Investment Agreement (excluding exhibits and schedules) dated as of March 27, 2009 and amended as of June 30, 2009, among Fifth Third Bank, Fifth Third Financial Corporation, Advent-Kong Blocker Corp., FTPS Holding, LLC and Fifth Third Processing Solutions, LLC.

10.1	Warrant dated June 30, 2009 issued by FTPS Holding, LLC to Fifth Third Bank.

10.2	Amended & Restated Limited Liability Company Agreement (excluding certain exhibits) dated as of June 30, 2009 among Advent-Kong Blocker Corp., Fifth Third Bank, FTPS Partners, LLC, JPDN Enterprises, LLC and FTPS Holding, LLC.

10.3	Amendment and Restatement Agreement and Reaffirmation (excluding certain schedules) dated as of June 30, 2009 among Fifth Third Processing Solutions, LLC, FTPS Holding, LLC, Card Management Company, LLC, Fifth Third Holdings, LLC and Fifth Third Bank.

10.4	Registration Rights Agreement dated as of June 30, 2009 among Advent-Kong Blocker Corp., Fifth Third Bank, FTPS Partners, LLC, JPDN Enterprises, LLC and FTPS Holding, LLC

99.1	Press release dated June 30, 2009

Fifth Third will furnish supplementally a copy of any omitted schedule to the Commission upon request

FORWARD-LOOKING STATEMENTS

This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K and our most recent quarterly report on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.

There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties in separating and streamlining the operations of the LLC;

(21) lower than expected gains related to any sale or potential sale of businesses; (22) other difficulties in separating the merchant acquiring and financial institutions businesses from Fifth Third; (23) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (24) ability to secure confidential information through the use of computer systems and telecommunications networks; and (25) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity. You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP (Registrant)

July 2, 2009	/s/ ROSS J. KARI
Ross J. Kari
Executive Vice President and Chief Financial Officer